Exhibit 4.1

NUMBER

AHI

SHARES

Animal Health International

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

ANIMAL HEALTH INTERNATIONAL, INC.

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 03525N 10 9

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH, OF THE COMMON STOCK OF

ANIMAL HEALTH INTERNATIONAL, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

SECRETARY AND GENERAL COUNSEL

ANIMAL HEALTH INTERNATIONAL, INC. CORPORATE SEAL 2005 DELAWARE

SR. VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
Transfer Agent and Registrar

By

Authorized Signature

The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	__________	Custodian	__________
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act _______________ (State)

Additional abbreviations may also be used though not in the above list.

For value received                      hereby self, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________ shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.